UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2013

Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8170 Maple Lawn Boulevard, Suite 180 Fulton, MD		20759
(Address of principal executive offices)		(Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code.)

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2013, Daniel A. Pryor was promoted to Executive Vice President of Strategy and Business Development of Colfax Corporation.
Item 7.01 Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 is a press release of Colfax Corporation issued on July 29, 2013, announcing Mr. Pryor's promotion.

Item 9.01.	Financial Statements and Exhibits.
The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Colfax Corporation press release dated July 29, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2013	COLFAX CORPORATION

	By:	/s/ C. Scott Brannan
		Name:	C. Scott Brannan
		Title:	Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Colfax Corporation press release dated July 29, 2013.